                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       Kirr, Marbach Fund Partners, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

          (1)  Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------

          (2)  Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------

          (4)  Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------

          (5)  Total fee paid:

               -----------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:

               -----------------------------------------------------------------

          (2)  Form, schedule or registration statement no.:

               -----------------------------------------------------------------

          (3)  Filing party:

               -----------------------------------------------------------------

          (4)  Date filed:

               -----------------------------------------------------------------

                        KIRR, MARBACH FUND PARTNERS, INC.
                              621 Washington Street
                             Columbus, Indiana 47201

April 2, 2002

Dear Shareholder:

         We are seeking your approval to continue a program important to the long-term success of the business of Kirr, Marbach & Company, LLC (the "Adviser"), the investment adviser to Kirr, Marbach Partners Value Fund, Inc. (the "Fund"). As you know, David Kirr and Terry Marbach founded the predecessor to the Adviser on May 1, 1975, almost 27 short years ago. Although they had great hopes and dreams for their "baby," the business was started in an old warehouse and began with zero assets under management. Gregg Summerville joined the business in 1981, at which time the partners decided David Kirr would focus exclusively on client service and running the business. Mickey Kim joined in 1986, with Mark Foster to follow a year later. Kip Wright, our newest partner, came on board in 1995. The Adviser has endured the tests of time, bear markets and periods when value investing was out of favor and produced an outstanding long-term record of performance and client service.

         Throughout the Adviser's history, the partners have made a conscious effort to look past today and tomorrow and assure the long-term success of our business by planning for generational succession. We have done this by constantly giving the Adviser's younger generations increasing levels of responsibility for both investing client assets and running the business on a day-to-day basis. Our "post-founder" partners have proven their collective ability to manage the Adviser's business. Our mettle was seriously tested over the past several years. At a time when other value managers were going out of business, we maintained our course, for the ultimate benefit of our clients.

         Our philosophy has always been that the individuals having the most direct impact on our business should have an ownership stake. We implemented a plan for transferring ownership from one generation to the next and recently the owners of the Adviser have agreed to a transaction whereby David Kirr will transfer a significant ownership interest to Mark Foster and Mickey Kim. While David Kirr will continue to retain a significant portion of ownership of the Adviser, following the transaction Gregg Summerville, Mark Foster and Mickey Kim will control the Adviser. Due to mutual fund regulatory requirements applicable to significant changes in ownership of investment advisers, we need your approval to complete this transaction and for the Adviser to continue as the Fund's investment adviser following these ownership changes. The important things for you to remember are the same people will still be investing your money and managing the business and this transaction helps assure this continuity going forward. Please feel free to call either of us should you have any questions at (812) 376-9444 or (800) 808-9444.

Regards,



Mark D. Foster,  President                          Mickey Kim,  Vice-President,
                                                    Secretary and Treasurer

                       KIRR, MARBACH PARTNERS FUNDS, INC.
                              621 Washington Street
                             Columbus, Indiana 47201

                             ----------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS



TO OUR SHAREHOLDERS:

         A Special Meeting of Shareholders of Kirr, Marbach Partners Funds, Inc. (the "Fund") will be held at 621 Washington Street, Columbus, Indiana 47201 on Thursday, May 16, 2002 at 9:00 a.m. Central Time for the following purposes:

         (1) To vote on a proposal to approve an investment advisory agreement between the Fund and the investment adviser, Kirr, Marbach & Company, LLC (the "Adviser") (identical to the current investment advisory agreement except for the effective date and term indicated therein) following certain changes in the ownership of the Adviser (as described in the accompanying Proxy Statement);

         (2) To transact such other business as may properly come before the Special Meeting (and any adjournment of the meeting), all in accordance with the accompanying Proxy Statement.

         Shareholders of record at the close of business on March 19, 2002 are entitled to receive notice of and to vote at the Special Meeting or any adjournments.

         All shareholders are cordially invited to attend the Special Meeting in person. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE WHICH HAS BEEN PROVIDED FOR YOUR CONVENIENCE AND WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. The prompt return of proxy cards will ensure a quorum. If you send in your proxy card and then decide to attend the Special Meeting to vote your shares in person, you may still do so. You may revoke your proxy by following the procedures described in the Proxy Statement.

                                         By Order of the Board of Directors,

                                         Mark D. Foster
                                         President
April 2, 2002

                       KIRR, MARBACH PARTNERS FUNDS, INC.
                              621 WASHINGTON STREET
                             COLUMBUS, INDIANA 47201
                                  APRIL 2, 2002

                                 PROXY STATEMENT

         Unless the context requires otherwise, all references to the "Fund", "we" or "our" refers to Kirr, Marbach Partners Funds, Inc. Our fiscal year ends on September 30. In this Proxy Statement, we refer to fiscal years by reference to the calendar year in which they end (e.g., the fiscal year ended September 30, 2001 is referred to as "fiscal 2001").

         This Proxy Statement is furnished by the Board of Directors of the Fund for the solicitation of proxies from the holders of our common stock (the "Common Stock"), to be voted at the Special Meeting of Shareholders to be held at 621 Washington Street, Columbus, Indiana 47201 on Thursday, May 16, 2002 at 9:00 a.m. Central Time, and at any adjournment thereof (the "Special Meeting"). It is expected that the Notice of Special Meeting of Shareholders, this Proxy Statement and the enclosed proxy card will be mailed to shareholders commencing on or about April 2, 2002.

         The Fund's annual reports and semi-annual reports are available without charge upon request to Kirr, Marbach Partners Funds, Inc., P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or toll-free at 1-800-870-8039.

         At the Special Meeting, our shareholders will vote on a proposal to approve an investment advisory agreement with Kirr, Marbach & Company, LLC (the "Adviser") (identical to the current investment advisory agreement except for the effective date and term indicated therein) following certain changes in the ownership of the Adviser as described in this Proxy Statement. In addition, our shareholders may transact such other business as may properly come before the Special Meeting (and any adjournment of the meeting).

         Shareholders can ensure that their shares are voted at the Special Meeting by signing and returning the enclosed proxy card in the envelope provided. The submission of a signed proxy will not affect a shareholder's right to attend the Special Meeting and vote in person. Shareholders who execute proxies retain the right to revoke them at any time before they are voted by filing with our Secretary a written revocation or a proxy bearing a later date. The presence at the Special Meeting of a shareholder who has signed a proxy does not itself revoke that proxy unless the shareholder attending the Special Meeting files a written notice of revocation of the proxy with our Secretary at any time prior to the voting of the proxy.

         Proxies will be voted as specified by the shareholders. Where specific choices are not indicated, proxies will be voted FOR approval of the advisory agreement. The Board of Directors knows of no other matters to be presented for shareholder action at the Special Meeting. If any other matters properly come before the Special Meeting, the persons named as proxies will vote on them in accordance with their best judgment.

         The expense of printing and mailing proxy materials, including expenses involved in forwarding materials to beneficial owners of Common Stock held in the name of another person, will be paid by the Adviser. No solicitation other than by mail is contemplated, except that officers and representatives of the Fund and officers and employees of the Adviser may solicit the return of proxies from certain shareholders by telephone.

         Only shareholders of record at the close of business on March 19, 2002 (the "Record Date") are entitled to receive notice of and to vote the shares of Common Stock registered in their name at the Special Meeting. As of the Record Date, we had outstanding 2,515,632 shares of Common Stock. Each share of Common Stock entitles its holder to cast one vote on each matter to be voted upon at the Special Meeting.

         The presence of a quorum is required to transact business at the Special Meeting. A quorum occurs if a majority of the outstanding shares of Common Stock of the Fund are present in person or by proxy at the Special Meeting. The shares represented at the Special Meeting by proxies that are marked "withhold authority" for approval of the advisory agreement will be counted as shares present for the purpose of determining whether a quorum is present. Broker non-votes will also be counted as shares present for purposes of determining a quorum. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of votes. Any such adjournment will require more votes cast in favor than against such proposal.

         Approval of an advisory agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund which, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund and (ii) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are represented at the Special Meeting in person or by proxy. Any shares not voted affirmatively, whether by abstention, broker non-vote or otherwise will have the same effect as a vote against the proposal.

         The following table sets forth information regarding the beneficial ownership of the Fund's outstanding shares as of the Record Date by (i) each director and executive officer and (ii) all directors and executive officers as a group.

                                                 Dollar Range of
                                                Equity Securities                                     Percent of
Name and Address (1)                               in the Fund             Number of Shares       Outstanding Shares
--------------------                               -----------             ----------------       ------------------
Mark D. Foster(2)                                 Over $100,000                 47,556                  1.89%
Mickey Kim(2)                                     Over $100,000                 88,168                  3.50%
Mark E. Chestnut                                    $1-$10,000                    300                     *
Jeffrey N. Brown                                    $1-$10,000                    300                     *
John F. Dorenbusch                               $10,001-$50,000                 2,883                    *
All directors and executive officers as a
  group (5 persons)                               Over $100,000                 139,207                 5.53%

---------------
* Less than 1% of the outstanding shares.

(1) The address for Messrs. Foster and Kim is Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, Indiana 47201. The address for Mr. Brown is 333 Second Street, Columbus, Indiana 47201. The address for Mr. Chestnut is 3011 Waterway Boulevard, Isle of Palms, South Carolina 29451. The address for Mr. Dorenbusch is 4115 North Riverside Drive, Columbus, Indiana 47203.

(2)   Mr. Foster and Mr. Kim are members of the Adviser.

As of the Record Date, the following persons were the beneficial owners of more than 5% of the Fund's outstanding shares:

Name and Address                                       No. Shares       Percentage
----------------                                       ----------       ----------
Aegis Women's Healthcare P.C.
Retirement Plan                                          133,632           5.31%
421 West 1st Street
Bloomington, Indiana  47403

David M. Kirr                                            382,653          15.21%
3665 Woodside Drive
Columbus, Indiana  47201

Terry B. Marbach                                         146,917           5.84%
9704 West Raintree Drive
Columbus, Indiana  47201

PW Trust - FBO Sieco Inc. Savings Plan                   163,071            6.48%
1200 Harbor Boulevard, Suite 6
Weehawken, New Jersey  07087

Name and Address                                       No. Shares       Percentage
----------------                                       ----------       ----------

Gregg T. Summerville                                     188,500            7.49%
3620 Woodside Drive
Columbus, Indiana  47203



                  PROPOSAL ONE: APPROVAL OF ADVISORY AGREEMENT

         The first proposal to be submitted at the Special Meeting of the shareholders of the Fund is to approve an investment advisory agreement (identical to the current investment advisory agreement except for the effective date and term indicated therein) (the "Advisory Agreement") between the Fund and the Adviser following the transaction whereby David Kirr will reduce his controlling interests in the Adviser to a non-controlling interest and Mark Foster and Mickey Kim will become controlling members of the Adviser. The Adviser has been the investment adviser to the Fund since the Fund's inception in December 1998. The reason for soliciting shareholder approval is to approve the Advisory Agreement following this transaction.

MEMBERS OF ADVISER

         The members of the Adviser and their principal occupations are as follows:

Mark D. Foster            Chief Investment Officer of the Adviser and a Director
                          of the Fund

Mickey Kim                Chief Operating Officer of the Adviser and a Director
                          of the Fund

David M. Kirr             Managing Director and Senior Client Service Officer

Gregg T. Summerville      Managing Director and Chief Investment Strategist

Darrell H. Wright         Managing Director and Senior Client Service
                          Officer


TRANSACTION

         The Adviser is an Indiana limited liability company with five members:
Gregg Summerville, David Kirr, Mark D. Foster, Mickey Kim and Darrell H. Wright. In connection with the transition of management and ownership at the Adviser from the founding partners, among them Mr. Kirr, to the second generation of leaders, Messrs. Kirr, Summerville, Foster and Kim have entered into an Agreement dated as of December 31, 2001 amending the Adviser's Operating Agreement (the "Agreement"). The Agreement provides for a reallocation of ownership interests in the Adviser among Messrs. Kirr, Kim and Foster. Specifically, Mr. Kirr has agreed to a reallocation of a 10% ownership interest in the Adviser to Mr. Kim and Mr. Foster. The Agreement provides that these transactions will not occur unless and until the Adviser has obtained consents from 95% of its private account clients and the consent of the Fund's shareholders to the Advisory Agreement. If the Adviser is unable to obtain consents from 95% of its private account clients or the Fund shareholders do not approve the Advisory Agreement, then the closing will not occur and the planned reallocation of Adviser membership interests will not occur at this time. The resulting reallocation of ownership interests between Mr. Kirr and Messrs. Kim and Foster constitutes a "change of control" of the Adviser as that term is defined in the 1940 Act and the rules and regulations thereunder. Therefore, in order to comply with certain 1940 Act requirements, which are described below, the transaction is subject to the approval of the Advisory Agreement by the board of directors (the "Board") and shareholders of the Fund.

         The 1940 Act provides that an investment advisory contract with a registered investment company, such as the Fund, terminates upon a change of control of the Adviser. Accordingly, the Board of Directors has approved the Advisory Agreement (identical to the prior investment advisory agreement except for the effective date and term indicated therein) following the closing of the transactions described in the Agreement and subject to shareholder approval.

         The business address of the Adviser and the members is: 621 Washington Street, Columbus, Indiana 47201. The Adviser is the investment adviser to the Fund and does not manage any other investment companies.

INFORMATION CONCERNING THE ADVISORY AGREEMENT

         The initial advisory agreement was approved by the Board, including a majority of the disinterested directors, on December 17, 1998 and by the initial shareholder of the Fund on December 17, 1998 (the "Initial Advisory Agreement"). The Advisory Agreement is identical in all respects to the Initial Advisory Agreement except for the effective date and term indicated therein. The Advisory Agreement is required to be approved annually by the Board or by vote of a majority of the Fund's outstanding voting securities. Each annual renewal must also be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' written notice by the Board, by vote of a majority of the Fund's outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment. The Advisory Agreement was last reapproved by the Board, including by a majority of the disinterested directors, on November 29, 2001. The Advisory Agreement was approved by the Board, including by a majority of the disinterested directors, on February 20, 2002.

         Under the terms of the Advisory Agreement, the Adviser manages the Fund's investments and business affairs, subject to the supervision of the Board. At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for managing the investments of the Fund. As compensation for its services, the Fund pays the Adviser an annual management fee of 1.00% of its average daily net assets. The advisory fee is accrued daily and paid monthly.

         For the fiscal year ended September 30, 2001, the Adviser waived a portion of its management fee and reimbursed the Fund's other expenses so that the Fund's total operating expenses (on an annual basis) did not exceed 1.50% of its average daily net assets. The Adviser has contractually agreed that until February 28, 2003, the Adviser will continue to waive a portion of its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the total operating expenses (on an annual basis) for the Fund do not exceed 1.50% of average daily net assets. After such date, the Adviser may from time to time voluntarily waive all or a portion of its fee and/or absorb expenses for the Fund. Any waiver of fees or absorption of expenses will be made on a monthly basis and, with respect to the latter, will be paid to the Fund by reduction of the Adviser's fee. Any such waiver/absorption is subject to later adjustment during the term of the Advisory Agreement to allow the Adviser to recoup amounts waived/absorbed, including initial organization costs of the Fund, provided however, that the Adviser shall only be entitled to recoup such amounts for a maximum period of three years from the date such amount was waived or reimbursed. For the period September 30, 2000 to September 30, 2001, the Fund paid the Adviser $234,798 for its investment advisory services. If the Adviser had not agreed to waive its management fee for the period September 30, 2000 to September 30, 2001, the Adviser would have received an additional $71,891 from the Fund for its investment advisory services. The total amount that may be recouped by the Adviser pursuant to the Expense Cap/Reimbursement Agreement is $305,075 of which the ability of the Adviser to recoup $148,745, $84,439 and $71,891 shall expire in years 2003, 2004 and 2005, respectively.

         Under the Advisory Agreement, the Adviser, in its capacity as portfolio manager, is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage business. The Adviser seeks to obtain the best execution at the best security price available with respect to each transaction. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. While the Adviser seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest available commission. Brokerage will not be allocated based on the sale of the Fund's shares.

         When the Adviser buys or sells the same security for two or more advisory accounts, including the Fund, the Adviser may place concurrent orders with a single broker to be executed as a single, aggregated block in order to facilitate orderly and efficient execution. Whenever the Adviser does so, each advisory account on whose behalf an order was placed will receive the average price at which the block was executed and will bear a proportionate share of all transaction costs, based on the size of the advisory account's order. While the Adviser believes combining orders for advisory accounts will, over time, be advantageous to all participants, in particular cases the average price at which the block was executed could be less advantageous to one particular advisory account than if the advisory account had been the only account effecting the transaction or had completed its transaction before the other participants.

         Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

         In selecting brokers or dealers, the Adviser considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers or dealers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker or dealer may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker or dealer to the Fund. The Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. Such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws; and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

RECOMMENDATION OF THE BOARD

         At a meeting of the Board held on February 20, 2002, the directors, including all of the disinterested directors, considered approval of the Advisory Agreement. The Board obtained from the Adviser such information as it deemed reasonably necessary to make such a decision. The Board considered such factors as: the continuity of management at the Adviser; the fact that the Adviser has served the Fund since inception; the overall quality of services and personnel provided by the Adviser; the performance of the Fund since its commencement; and the fairness of the fees paid to the Adviser and its expense cap arrangement with the Fund.

         After such deliberations, the disinterested directors unanimously voted in favor of the approval of the Advisory Agreement followed by a unanimous vote of the full Board. The Board then voted to call for a Special Meeting of the Fund's shareholders whereby it recommended approval of the Advisory Agreement.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND APPROVE THE ADVISORY AGREEMENT (IDENTICAL TO THE INITIAL ADVISORY AGREEMENT EXCEPT FOR THE EFFECTIVE DATE AND TERM INDICATED THEREIN).

                           PROPOSAL TWO: OTHER MATTERS

         Although management is not aware of any other matters that may come before the Special Meeting, if any such matters should be presented, the persons named in the accompanying proxy intend to vote such proxy in accordance with their best judgment.

                                FUND INFORMATION

         The investment adviser for the Fund is Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, Indiana 47201.

         The distributor for the Fund is Rafferty Capital Markets, LLC, 1311 Mamaronek Avenue, White Plains, New York 10605.

         The administrator for the Fund is U.S. Bancorp Fund Services, LLC, Third Floor, 615 E. Michigan Street, Milwaukee, WI 53202.

         The Fund's annual reports and semi-annual reports are available without charge upon request to Kirr, Marbach Partners Funds, Inc., P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or toll-free at 1-800-870-8039.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         The Fund does not ordinarily hold annual meetings of shareholders. A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Fund hereafter called should send the proposal to the Secretary of the Fund at the Fund's principal office. Such shareholder proposal must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for such meeting.



                                           By Order of the Board of Directors,


                                           Mark D. Foster
                                           President

                                   PROXY CARD

                       KIRR, MARBACH PARTNERS FUNDS, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned appoints Mark D. Foster and Mickey Kim, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated below, all of the shares of common stock of Kirr, Marbach Partners Funds, Inc. held of record by the undersigned on March 19, 2002 at the Special Meeting of Shareholders of Kirr, Marbach Partners Funds, Inc. to be held on May 16, 2002 or at any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the approval of the advisory agreement.

1. APPROVAL OF THE INVESTMENT ADVISOR AGREEMENT (IDENTICAL TO CURRENT INVESTMENT ADVISORY AGREEMENT EXCEPT FOR THE EFFECTIVE DATE AND TERM INDICATED THEREIN):

     [ ]   FOR

     [ ]   AGAINST

     [ ]   ABSTAIN

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



     No. of Shares ______

                                          Date:   ______________________________
     Check appropriate box
     Indicate changes below:                      ______________________________
                                                  (Signature of Shareholder)
     Address Change?         [ ]
     Name Change?            [ ]                  ______________________________
                                                     (Signature of Shareholder -
                                                        if held jointly)


                                          Please sign exactly as name appears
                                          hereon. When shares are held by joint
                                          tenants, both should sign. When
                                          signing as attorney, executor,
                                          administrator, trustee or guardian,
                                          please give full title as such. If a
                                          corporation, please sign in full
                                          corporate name by President or other
                                          authorized officer. If a partnership,
                                          please sign in partnership name by
                                          authorized person.


         Note any address and/or name changes:

         -----------------------------------------------

         -----------------------------------------------

         -----------------------------------------------